REALTY CAPITAL INCOME FUNDS TRUST

Supplement No. 7 dated June 30, 2016 to the

Prospectuses dated August 1, 2015 and the

Statement of Additional Information dated August 1, 2015

This supplement provides new and additional information beyond that contained in (i) the current prospectuses, as supplemented (the “Prospectuses”), for Realty Capital Income Funds Trust (the “Trust”), and (ii) the current statement of additional information, as supplemented (the “SAI”), for the Trust. This supplement should be read in conjunction with the Prospectuses and the SAI. Terms not defined herein shall have the meanings ascribed to them in the Prospectuses and the SAI.

The purpose of this supplement is to provide information on (i) a potential reorganization of the Trust; (ii) an upcoming change in the investment adviser to the Funds; and (iii) changes to the Trust’s officers.

BOARD AUTHORIZATION TO NEGOTIATE AN AGREEMENT OF REORGANIZATION

At a meeting of the Board of Trustees of the Trust (the “Board”) held on June 8, 2016 (the “Meeting”), the Board authorized the officers of the Trust to continue negotiations with Shelton Capital Management (“Shelton”) regarding a potential reorganization of the Trust. The terms of the potential reorganization are currently being negotiated and, if approved by the Board, would be presented to shareholders for their approval.

APPROVAL OF INTERIM ADVISORY AGREEMENT, ASSIGNMENT OF EXPENSE LIMITATION AGREEMENT, AND INTERIM SUB-ADVISORY AGREEMENTS

At the Meeting, the Board accepted the resignation of National Fund Advisors, LLC (“NFA”) as investment adviser to the Trust effective as of the close of business on June 30, 2016. The Board also approved an interim investment advisory agreement (the “Interim Advisory Agreement”) to become effective July 1, 2016 between the Trust and Shelton. Under the Interim Advisory Agreement, Shelton will provide or arrange to provide the same advisory services to the Funds on the same terms as those provided under the current investment advisory agreement (the “Prior Investment Advisory Agreement”) between the Trust and NFA. There are no changes to the Funds’ investment objectives or principal investment strategies, and the Funds’ management fees will not change.

Shelton is located at 1050 17th Street, Suite 1710, Denver, CO 80265. Shelton is a California limited partnership and was formed in 1985. Shelton is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. As of March 31, 2016, Shelton had approximately $1.5 billion in assets under management.

At the Meeting, the Board also approved an assignment to Shelton of the expense limitation agreement (the “Expense Limitation Agreement”) between the Trust, on behalf of each Fund, and Shelton. The terms of the Expense Limitation Agreement as assigned are substantially similar to those of the expense limitation agreement between the Trust, on behalf of each Fund, and NFA. The assignment of the Expense Limitation Agreement is effective as of July 1, 2016. The Expense Limitation Agreement will remain in effect until one of the following events occurs: (1) the Interim Advisory Agreement is terminated; (2) the Trust is liquidated; or (3) the Board approves the termination of the Expense Limitation Agreement.

In addition, at the Meeting, the Board approved interim sub-advisory agreements on behalf of the Funds (collectively, the “Interim Sub-Advisory Agreements”) as follows:

•	AR Capital BDC Income Fund: The Interim Sub-Advisory Agreement for the AR Capital BDC Income Fund is between Shelton and BDCA Adviser, LLC, the Fund’s current investment sub-adviser. The terms of the Interim Sub-Advisory Agreement are substantially similar to those of the Fund’s current sub-advisory agreement, except that BDCA Adviser, LLC’s sub-advisory fee has been reduced from 0.75% to 0.45% of the Fund’s average daily net assets, and may be further reduced based upon the amount of expenses reimbursed or management fees waived by Shelton under the Expense Limitation Agreement.

•	AR Capital Global Real Estate Income Fund: The Interim Sub-Advisory Agreement for the AR Capital Global Real Estate Income Fund is between Shelton and NFA, the Fund’s current investment adviser. Under the Interim Sub-Advisory Agreement, NFA’s sub-advisory fee will be 0.45% of the Fund’s average daily net assets, and may be reduced based upon the amount of expenses reimbursed or management fees waived by Shelton under the Expense Limitation Agreement.

•	AR Capital Real Estate Income Fund: The Interim Sub-Advisory Agreement for the AR Capital Global Real Estate Income Fund is between Shelton and NFA, the Fund’s current investment adviser. Under the Interim Sub-Advisory Agreement, NFA’s sub-advisory fee will be 0.40% of the Fund’s average daily net assets, and may be reduced based upon the amount of expenses reimbursed or management fees waived by Shelton under the Expense Limitation Agreement.

The Interim Sub-Advisory Agreements are effective July 1, 2016. The Interim Advisory Agreement and the Interim Sub-Advisory Agreements will terminate upon the earlier of (a) 150 days from its effectiveness or (b) the approval of a new investment advisory agreement by the shareholders of the Funds.

The portfolio managers of the Funds are not changing upon the effectiveness of the Interim Advisory Agreement and the Interim Sub-Advisory Agreements.

In connection with the approval of the Interim Advisory Agreement and the Interim Sub-Advisory Agreements, the following changes to the Prospectuses and the SAI are effective July 1, 2016:

•	All references to NFA as the Funds’ investment adviser are replaced with references to Shelton. References to amounts previously earned, reimbursed, or waived by, or paid to, the “Adviser” remain references to NFA.

•	The footnote to the line item “Expense Reimbursement” in the second table of each sub-section of the Prospectuses titled “Fees and Expenses of the Fund” is revised as follows:

Shelton Capital Management has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the Fund’s shares (the “Expense Cap”). The Expense Cap will remain in effect indefinitely. Shelton may recoup from the Fund any fees or expenses previously waived or paid by Shelton or NFA pursuant to this agreement for three years from the date they were waived or paid. Shelton’s ability to recoup any previously waived fees and paid expenses is subject to the Expense Cap as in effect at the time such fees were waived or expenses were paid.

•	With respect to the AR Capital Global Real Estate Income Fund and the AR Capital Real Estate Income Fund, NFA is added as the investment sub-adviser for each Fund.

•	With respect to the investment strategies of the AR Capital Global Real Estate Income Fund and the AR Capital Real Estate Income Fund, all references to the “Adviser” evaluating, considering, planning, expecting, investing, or otherwise managing the Fund’s portfolio are replaced with references to NFA as the Fund’s investment sub-adviser.

•	All references to Christopher Pike, portfolio manager of the AR Capital Global Real Estate Income Fund and the AR Capital Real Estate Income Fund, as an employee of the “Adviser” are replaced with references to Christopher Pike as an employee of NFA.

CHANGES TO OFFICERS OF THE TRUST

The table in the SAI regarding the Interested Trustees and Officers of the Trust is deleted in its entirety and replaced with the following:

Name, Address and Year of Birth	Position(s) Held and Length(s) of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees and Officers

Edward M. Weil, Jr. c/o 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1967	Trustee and Chairman since 2015; President since 2015; Secretary since 2016	Chairman, Trustee, President and Treasurer of American Real Estate Income Fund (“AREIF”) since September 2015; Chief Executive Officer of RCS Capital Corporation since September 2014; executive officer of RCS Capital Corporation (“RCAP”) from February 2013 until November 2015; executive officer of American Finance Trust, Inc. (“AFIN”), the AFIN advisor and the AFIN property manager since November 2015, and previously from August 2007 until March 2012; executive officer of New York REIT, Inc. (“NYRT”), the NYRT advisor and the NYRT property manager since October 2009 until November 2014; executive officer of the Phillips Edison – ARC Shopping Center REIT, Inc. (“PE-ARC”) from December 2009 until October 2014; executive officer of American Realty Capital – Retail Centers of America, Inc. (“ARC RCA”) and the ARC RCA advisor since December 2015, and previously from July 2010 and May 2010, respectively, until November 2014; executive officer of American Realty Capital Healthcare Trust, Inc. (“HT”), the HT advisor and the HT property manager from August 2010 through February 2014; executive officer of American Realty Capital Trust III, Inc. (“ARCT III”), the ARCT III advisor and the ARCT III property manager from October 2010 until February 2013; the Business Development Corporation of America (“BDCA”) advisor since June 2010; executive officer of American Realty Capital Global Trust II, Inc. (“Global II”), the Global II advisor and the Global II property managers from April 2014 until October 2014; executive officer of American Realty Capital New York City REIT, Inc. (“ARC NYCR”), the ARC NYCR advisor and the ARC NYCR property manager from April 2014 until November 2014; executive officer of ARCP from November 2013 until June 2014; executive officer of Global Net Lease, Inc. (“GNL”), the GNL advisor and the GNL property manager since July 2011, July 2011 and January 2012, respectively, until October 2014; executive officer of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV advisor and the ARCT IV property manager from February 2012 until January 2014; executive officer of Healthcare Trust, Inc. (“HTI”), the HTI advisor and the HTI property manager from October 2012 until March 2014; executive officer of Realty Finance Trust, Inc. (“RFT”) and the RFT advisor from November 2012 until January 2013; executive officer of the Phillips Edison – ARC Grocery Center REIT II, Inc. (“PE-ARC II”) advisor from July 2013 until October 2014.	3	AFIN since November 2015 and from January 2013 until September 2014; AREIF since September 2015; Global II since November 2015; ARC RCA since December 2015; RCAP from February 2013 until December 2015; BDCA since December 2015, ARCT III from February 2012 until February 2013; ARCP from March 2012 until June 2014; GNL from May 2012 until September 2014; ARCT IV from January 2013 until January 2014; American Realty Capital Hospitality Trust, Inc. (“HOST”) from August 2013 to November 2014.

Name, Address and Year of Birth	Position(s) Held and Length(s) of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gerard Scarpati Brandywine Two 5 Christy Drive Suite 209 Chadds Ford, PA 19317 Year of birth: 1955	Treasurer and Chief Financial Officer since 2013	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from 2010 to present; Independent Compliance Consultant from 2009 to 2010.	N/A	N/A

Robert Amweg Brandywine Two 5 Christy Drive Suite 209 Chadds Ford, PA 19317 Year of birth: 1953	Chief Compliance Officer since 2013	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from August 2013 to present; Consultant to the financial services industry from September 2012 to present; and Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP from February 2007 to August 2012.	N/A	N/A

Please Retain this Supplement for Future Reference